Exhibit 99.1

Saba Announces First Quarter 2008 Results

Redwood Shores, Calif., October 4, 2007 – Saba Software, Inc. (NASDAQ: SABA), the premier provider of human capital management (HCM) solutions, today reported financial results for its first quarter of fiscal 2008 ended August 31, 2007.

First Quarter Results

Total GAAP revenues in the first quarter of fiscal 2008 were $25.5 million, representing a 10% increase compared to $23.2 million in the same quarter last year. License revenue in the first quarter of fiscal 2008 was $4.7 million, representing a 24% decrease compared to $6.2 million in the same quarter last year and OnDemand revenue in the first quarter of fiscal 2008 was $4.4 million, representing a 25% increase compared to $3.6 million in the same quarter last year. Net loss was $2.4 million, or a loss of $0.08 per share, in the first quarter of fiscal 2008 compared to a net loss of $2.6 million, or a net loss of $0.09 per share, in the same quarter last year.

On a non-GAAP basis, the first quarter of fiscal 2008 was approximately breakeven at a net loss of $6 thousand, or a net loss of $0.00 per share, compared to non-GAAP net income of $1.0 million, or $0.04 per share on a basic and diluted basis, in the first quarter of fiscal 2007.

Deferred revenue at August 31, 2007 was $29.7 million, a 21% increase from $24.5 million in the same quarter of the prior year.

“Our business strategy includes continued focus on growing our recurring revenue base. In the first quarter, recurring revenue sources represented 52 percent of total revenues,” said Bobby Yazdani, Chairman and CEO of Saba. “We added 34 new customers in the first quarter of fiscal 2008, up from 14 new customers in the first quarter of fiscal 2007. We are seeing business activity in all geographies, product lines, and revenue lines,” concluded Mr. Yazdani.

Non-GAAP results are computed by adjusting GAAP results to exclude the amortization of acquisition-related intangibles, stock-based compensation expenses, and the write-down of acquired deferred revenue to fair value. A reconciliation of GAAP to non-GAAP results is included in the financial statements accompanying this press release.

Year to Date Highlights

New Customers

•	Signed new customer contracts and expanded existing relationships with a number of organizations worldwide, including:

Harvard Business School Publishing, HCA, Williams, Trinity Health, Woolworths, Scotiabank, Kohler, U.S. Job Corps, Home Depot Mexico, OC Tanner, Navy JCITA, Regione Campania, Envision, Addison, Roche Integracao, Coventry University, Edexcel, CIPD, Overture and Nikko Cordial

•

Announced collaboration with Embry-Riddle Worldwide in EagleVision, a collaborative virtual classroom. Web-enabled and highly interactive, EagleVision is designed to meet the educational needs of aviation and aeronautical professionals worldwide.

New Solutions

•

Announced the general availability of Saba Enterprise 5.4. With this release, Saba delivers a unified people management suite that makes learning, performance and talent management processes faster, easier and more meaningful for individual employees and organizations.

•	Announced the launch of Saba University, a new blended learning platform based on Saba Learning Suite to provide cost-effective, just-in-time training to customers and partners worldwide.

Alliances

•	Announced that Hitachi Ltd., a leading global electronics company, will utilize the Saba Enterprise Suite as the HCM platform for its outsourced HR offering to the Japanese market.

•

Announced that it teamed with HCL Technologies, one of India’s leading global IT services companies, to align marketing efforts to provide coordinated software and IT services to mutual customers in several vertical markets including media and entertainment, healthcare, financial services, retail, high technology and manufacturing.

•	Announced an alliance with Mentor Technoliga, a provider of Technology-Mediated Learning (TML) solutions, to expand the Company’s distribution network and provide a new sales channel in Brazil.

Awards/Accolades

•

Received a “Positive” rating from Gartner, Inc., in the Employee Performance Management Software 2007 MarketScope Report. Saba considers the “Positive” rating as another indication of Saba’s continuing momentum in providing broad people management solutions, including performance and succession management.

•

Named in a recently published Bersin & Associates study, Learning Management Systems 2008: Facts, Practical Analysis, Trends, and Vendor Profiles, as “The vendor with the most experience in global, large-scale (LMS) implementations….”

Business Outlook

The following statements are based on current expectations as of the date of this release. These statements are forward-looking, and actual results may differ materially. Saba does not undertake to update these targets in any way or for any reason.

For its second quarter of fiscal 2008 (November 30, 2007), Saba anticipates total revenues to range from $26 million to $27 million on a GAAP basis.

Saba anticipates net loss per share for its second quarter of fiscal 2008 (November 30, 2007) to range from $0.03 to $0.06 on a GAAP basis and net earnings per share from breakeven to $0.03 on a non-GAAP basis.

The non-GAAP outlook excludes the estimated non-cash amortization of purchased intangibles ($900,000), charges related to stock-based compensation expenses ($750,000) and amortization of acquired backlog ($100,000).

Conference Call

Saba will host a teleconference Thursday, October 4, commencing at 2:00 p.m. Pacific Time, to discuss the first quarter financial results. All interested parties may listen by dialing 800-700-7414 or 612-332-1210, access code 884580, or by tuning into the webcast at http://investor.saba.com.

A replay of the call is scheduled to be available by calling 320-365-3844 and entering code 884580, after 5:30 p.m. Pacific Time on October 4, 2007 through 11:59 p.m. Pacific Time on October 18, 2007.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation: statements regarding Saba’s business outlook, including anticipated GAAP revenue and GAAP and non-GAAP per share earnings (loss), non-cash amortization of purchased intangibles, charges related to stock-based compensation expense and amortization of acquired backlog. Saba’s actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties Saba faces that could cause results to differ materially include risks associated with: dependence on growth of the markets for Saba’s products, dependence on acceptance of Saba’s products by customers and channel partners, the success of Saba’s alliances, fluctuation in customer spending, any changes in the length of Saba’s sales cycle, new product offerings or pricing changes introduced by our competitors, technological changes that could make our products less attractive to customers or require a new product development investments, dependence on new product introductions and enhancements in order to meet the changing needs of our customers and markets, and potential software defects. Readers should also refer to the section entitled “Risk Factors” on pages 11 through 21 of Saba’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007 and similar disclosures in subsequent Saba periodic SEC reports. The forward-looking statements and risks stated in this press release are based on information available to Saba today. Saba assumes no obligation to update them.

Legal Notice Regarding Non-GAAP Financial Information

Saba has provided its non-GAAP revenue, net income and net income per share data in this press release as additional information for investors. This measure is not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), is intended to supplement GAAP financial information, and may be different from non-GAAP measures used by other companies. Saba believes that the presentation of non-GAAP financial measures provides useful information to investors regarding its results of operations. Saba believes it also provides an alternative method of assessing Saba’s operating results that Saba believes is focused on its core on-going operations and may allow investors to perform additional meaningful period-to-period comparisons of its operating results. In addition, Saba’s management team uses these measures for reviewing its financial results, and for budget and planning purposes.

About Saba

Founded in 1997, Saba (NASDAQ: SABA) is the premier global provider of strategic human capital management (HCM) software and services. Saba’s people management solutions are used by more than 1,200 organizations and over 17 million end users worldwide. Saba’s solutions increase organizational performance by aligning workforce goals with organizational strategy; developing, managing and rewarding their people; and improving collaboration.

Saba product offerings include Saba Learning, Saba Centra, Saba Performance, Saba Compensation and Saba Talent available both on-premise and OnDemand www.saba.com/products. To ensure long-term customer success, our global services capabilities and partnerships provide strategic consulting, comprehensive implementation services, and ongoing worldwide support.

Saba customers include ABN AMRO, Alcatel, Bank of Tokyo-Mitsubishi UFJ, BMW, Caterpillar, CEMEX, Cisco Systems, DaimlerChrysler, Dell, Deloitte Touche Tohmatsu, EDS, EMC Corporation, FedEx Kinko’s, Insurance Australia Group, Kaiser Permanente, Lockheed Martin, Medtronic, National Australia Bank, Novartis, Petrobras, Procter & Gamble, Renault, Royal Bank of Scotland, Scotiabank, Singapore Ministry of Finance, Sprint, Standard Chartered Bank, Stanford University, Swedbank, Tata Consultancy Services, Wyndham International, Weyerhaeuser, Underwriters Laboratories, and the U.S. Army and U.S. Navy.

Headquartered in Redwood Shores, California, Saba has offices on five continents. For more information, please visit www.saba.com or call +1-877-SABA-101 or +1-650-779-2791.

SABA, the Saba logo, Centra and the marks relating to Saba products and services referenced herein are either trademarks or registered trademarks of Saba Software, Inc. or its affiliates. All other trademarks are the property of their respective owners.

Saba Software, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended August 31,
	2007	2006 (A)
Revenues:
License	$4,730	$6,188
License updates and product support	8,817	7,007
OnDemand	4,427	3,549
Professional services	7,478	6,415

Total revenues	25,452	23,159

Cost of revenues:
Cost of license	195	215
Cost of license updates and product support	2,221	1,989
Cost of OnDemand	1,631	1,142
Cost of professional services	5,414	4,974
Amortization of acquired developed technology	294	294

Total cost of revenues	9,755	8,614

Gross profit	15,697	14,545

Operating expenses:
Research and development	4,208	4,232
Sales and marketing	9,267	9,044
General and administrative	3,807	2,992
Amortization of purchased intangible assets	634	634

Total operating expenses	17,916	16,902

Loss from operations	(2,219)	(2,357)
Interest expense and other, net	(19)	(70)

Loss before provision for income taxes	(2,238)	(2,427)
Provision for income taxes	118	164

Net loss	$(2,356)	$(2,591)

Basic and diluted net loss per share	$(0.08)	$(0.09)

Shares used in computing basic and diluted net loss per share	28,859	28,210

(A)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

Saba Software, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	August 31, 2007	May 31, 2007
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$11,776	$18,088
Restricted cash	500	500
Accounts receivable, net	24,087	20,905
Prepaid expenses and other current assets	3,039	2,767

Total current assets	39,402	42,260

Property and equipment, net	4,093	3,669
Goodwill	38,293	38,293
Purchased intangible assets, net	15,405	16,414
Other assets	1,170	977

Total assets	$98,363	$101,613

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,664	$4,772
Accrued compensation and related expenses	5,265	5,746
Accrued expenses	5,926	5,949
Deferred revenue	27,912	27,886
Current portion of debt and lease obligations	2,048	2,664

Total current liabilities	45,815	47,017

Deferred revenue	1,742	1,598
Accrued rent	2,723	2,769
Debt and lease obligations, less current portion	578	2,328

Total liabilities	50,858	53,712

Stockholders' equity:
Common stock	29	29
Additional paid-in capital	253,371	251,408
Treasury stock	(232)	(232)
Accumulated deficit	(205,688)	(203,333)
Accumulated other comprehensive loss	25	29

Total stockholders' equity	47,505	47,901

Total liabilities and stockholders' equity	$98,363	$101,613

Saba Software, Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

The following table reflects Saba's non-GAAP results reconciled to GAAP results as included in this release.

	Three months ended August 31,
	2007	2006
GAAP net loss	$(2,356)	$(2,591)

Plus:
Fair value adjustment to deferred revenue	12	2,103
Stock-based compensation expense	1,329	509
Amortization of acquired developed technology and purchased intangible assets	1,009	1,008

Non-GAAP net income	$(6)	$1,029

Net income (loss) per share

	$(0.08)	$(0.09)

Plus:
Fair value adjustment to deferred revenue	0.00	0.07
Stock-based compensation expense	0.05	0.02
Amortization of acquired developed technology and purchased intangible assets	0.03	0.04

Non-GAAP net income per share	$(0.00)	$0.04

Weighted average shares used to compute net income (loss) per share:
Basic	28,859	28,210

Diluted	28,859	29,394

Non-GAAP Financial Information:

To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, Saba uses non-GAAP financial measures. These measures are the result of adjustments made to exclude certain charges and expenses for which the company believes that the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its historical financial performance. The company believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with its historical financial results. In addition, the presentation allows investors to see how management views the operating performance of the company. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or as a substitute for results prepared in accordance with U.S. generally accepted accounting principles.

The adjustments and the basis for their exclusion are as follows:

Fair Value Adjustment to Deferred Revenue

The company includes revenue associated with Centra Software, Inc. deferred revenue that was excluded as a result of purchase accounting adjustments to fair value, as required by GAAP, as management believes that it is reflective of ongoing operating results.

Stock-based Compensation Expense

The company’s non-GAAP financial measures exclude share-based compensation expenses, which consist of expenses for the issuance of stock options and purchases of common stock under its Employee Stock Purchase Plan, which Saba began recording under SFAS 123(R) in the first quarter of fiscal 2007. The Company excludes share-based compensation expenses from our non-GAAP financial measures because the company believes that the information is not a meaningful indicator of the Company’s operating performance. Weighted average dilutive shares is computed using the method required by SFAS 123(R) for both GAAP and non-GAAP diluted net income per share.

Amortization of Acquired Developed Technology and Purchased Intangible Assets

As a result of various acquisitions of companies and technologies, the company has incurred charges for amortization of acquired developed technology and purchased intangible assets and amortization of acquired backlog that resulted in a reduction of revenue. Management excludes these items from our non-GAAP financial measures when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business. Additionally, management believes that excluding these items facilitates comparisons to the results of other companies in our industry, which have their own unique acquisition histories.

Contact:

Mike Martini

Chief Financial Officer

Saba Software, Inc.

+1-650-581-2500

mmartini@saba.com

David Lebedeff

Vice President Investor Relations

Saba Software, Inc.

+1-650-696-1090

dlebedeff@saba.com